Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
July 31, 1999



Expected B Maturity 7/15/2003


Blended Coupon 5.8098%


Excess Protection Level
3 Month Average   6.38%
July, 1999   6.14%
June, 1999   5.28%
May, 1999   7.71%


Cash Yield18.70%


Investor Charge Offs 4.97%


Base Rate 7.59%


Over 30 Day Delinquency 4.84%


Seller's Interest 9.75%


Total Payment Rate14.54%


Total Principal Balance$45,698,903,036.29


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$4,456,383,517.80